                                                                    EXHIBIT 10.4

           SCHEDULE OF NON-QUALIFIED STOCK OPTION AGREEMENTS UNDER
                         THE 1995 STOCK OPTION PLAN


NAME                                           NUMBER OF SHARES
----                                           ----------------

Howard L. Kirby, Jr.                                127,000

Laurence L. Sheets                                   35,200

Gilbert H. Hosie                                     28,200

Michael S. Grzeskowiak                               31,200

Douglas P. Hoffmeyer                                 31,200

Donald G. Bozeman                                    31,200

Norman C. Guenther                                    9,200

Theodor A. Maxeiner                                   9,200

Jack C. Parker                                       30,000
